SunAmerica Series Trust


Supplement to the Statement of Additional Information dated March
30, 1999


The date of the Statement of Additional Information is hereby changed to March 30, 1999 as supplemented June 23, 1999

The fourth paragraph on Page B-3 is replaced by the following:

Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation and American Life Assurance Company of New York, a New York corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company and American Life Assurance Company of New York are also wholly-owned subsidiaries of AIG.

The third full paragraph on Page B-9 of the Statement of Additional Information is replaced with the following:

U.S. corporate high-yield fixed income securities. As described above, a portion of the assets of the Corporate Bond, High-Yield Bond, Worldwide High Income, MFS Total Return, Asset Allocation, Equity Income, Real Estate, Small Company Value, MFS Mid-Cap Growth and Emerging Markets Portfolios will be invested in U.S. corporate high-yield fixed income securities, which offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services. The Portfolios may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and the Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants. The Corporate Bond, High-Yield Bond and Worldwide High Income Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and
limited partnership interests).   The Cash Management, Global
Bond, Worldwide High Income, Equity Income, Equity Index, Venture Value, "Dogs" of Wall Street, Global Equity, and Emerging Markets Portfolios may not invest in warrants, and the Cash Management, Global Bond, Utility, Equity Income, Equity Index, Growth-Income, Federated Value, Venture Value, "Dogs" of Wall Street and Alliance Growth Portfolios will not invest in rights. The Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.




June 23, 1999